UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2021

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 7, 2021, The Home Depot, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (together, the “Underwriters”). The Underwriting Agreement relates to a public offering by the Company of $1,000,000,000 aggregate principal amount of 1.500% Notes due September 15, 2028 (the “2028 Notes”), $1,000,000,000 aggregate principal amount of 1.875% Notes due September 15, 2031 (the “2031 Notes”), and $1,000,000,000 aggregate principal amount of 2.750% Notes due September 15, 2051 (together with the 2028 Notes and the 2031 Notes, the “Notes”). The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-259121) filed with the Securities and Exchange Commission on August 27, 2021.

Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Company expects the offering of the Notes to close on September 21, 2021, subject to customary closing conditions.

The foregoing summary is qualified by reference to the Underwriting Agreement which is filed as an exhibit to this Current Report on Form 8-K and are incorporated by reference herein and in the above-referenced shelf registration statement.

Item 9.01.	Financial Statements and Exhibits.

The document included as an exhibit to this report is filed solely to provide information about its terms, is not intended to provide any factual or other information about the Company or the other parties to the agreements, and should not be relied upon by investors for any other purpose.

(d)    Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated as of September 7, 2021 between The Home Depot, Inc. and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and U.S. Bancorp Investments, Inc., as representatives of the underwriters.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: September 9, 2021	By:	/s/ Richard V. McPhail
	Name:	Richard V. McPhail
	Title:	Executive Vice President and Chief Financial Officer

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